UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

Fortium Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 W/ Dickson St., Suite 102 G Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

(800) 203-5610
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2022, Fortium Holdings Corp. (“Fortium” or the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Ecoark Holdings, Inc., a Nevada corporation (“Ecoark”), and White River Holdings Corp., a Delaware corporation and indirect wholly-owned subsidiary of Ecoark (“White River”). The Exchange Agreement received unanimous approval from both the Ecoark and Fortium Board of Directors as well as a majority approval by common stockholders of Fortium representing greater than 50.1% of the issued and outstanding shares on the date of execution. Pursuant to the Exchange Agreement, Ecoark that day transferred to the Company 100% of the issued and outstanding shares of White River capital stock in exchange for 1,200 shares of the Company’s newly designated non-voting Series A Convertible Preferred Stock (the “Series A”). Subject to certain terms and conditions set forth in the Certificate of Designation of the Series A, the Series A will become convertible into 42,253,521 shares of the Company’s common stock upon such time as (A) the Company has filed a Form S-1 or Form 10, or other applicable form, with the Securities and Exchange Commission (the “SEC”) and such Form S-1 or other registration statement has been declared effective, or such Form 10 or other applicable form is no longer subject to comments from the Staff of the SEC, and (B) Ecoark elects to distribute shares of the Company’s common stock to Ecoark’s shareholders. The Series A has a stated value of $30 million and has a liquidation preference over the common stock and any subsequent series of junior preferred stock equal to the stated value, plus any accrued but unpaid dividends.

Item 3.02 Unregistered Sale of Equity Securities.

The issuance of the Series A was exempt from registration under Section 4(a)(2) of the Securities Act of 1933. The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Exchange Agreement Mr. Randy May, Ecoark’s Chief Executive Officer, was appointed as Executive Chairman and as a director, and Mr. Jay Puchir, Ecoark’s Chief Financial Officer, was appointed as Fortium’s Chief Executive Officer and Principal Financial Officer. Effective July 28, 2022, the number of directors of the Company was fixed at five, and Danny Hames, James Cahill, Greg Landis, and Alisa Horgan were appointed as directors. Alisa Horgan is the daughter of Randy S. May, Executive Chairman and a director, and wife of Richard Horgan, former Chief Executive Officer and former director.

Set forth below is the five-year business experience of each of the Company’s new executive officers:

Jay Puchir. Mr. Puchir has served as the Chief Financial Officer of Ecoark since April 12, 2022 and Treasurer of Ecoark since October 22, 2020. Mr. Puchir has also served as the Chief Executive Officer and President of Banner Midstream Corp. since its formation in April 2018. He previously was Chief Financial Officer of Agora Digital Holdings, Inc., a majority-owned subsidiary of Ecoark (“Agora”) from September 2021 to April 2022. Mr. Puchir served in various roles as an executive at Ecoark including Director of Finance from December 2016 to March 2017, Chief Executive Officer from March 2017 to October 2017, Chief Financial Officer from October 2017 to May 2018 and Chief Accounting Officer from March 2020 to October 2020. He served as Chief Executive Officer of the Company (then named Banner Energy Services Corp.) from November 2019 to August 2020 and as Chairman of the Company from February 2020 to August 2020. Mr. Puchir is a licensed Certified Public Accountant in the State of South Carolina and holds a Master of Business Administration degree.

Randy S. May. Mr. May has served as Chairman of the Board of Directors of Ecoark since April 11, 2016 and served as Chief Executive Officer of Ecoark from April 13, 2016 through March 28, 2017, and then again from September 21, 2017, to the present. Mr. May has also served as the Executive Chairman of the Board of Directors of Agora since September 2021. He previously served as Chairman of the Board of Directors and as Chief Executive Officer of Ecoark, Inc. from its incorporation until its reverse acquisition with Magnolia Solar Corporation in March 2016. Mr. May is a 25-year retail and supply-chain veteran with experience in marketing, operational and executive roles. Prior to joining Ecoark, Mr. May held a number of roles with Wal-Mart Stores, Inc. (“Walmart”). From 1998 to 2004, Mr. May served as Divisional Manager for half the United States for one of Walmart’s specialty divisions, where he was responsible for all aspects of strategic planning, finance, and operations for more than 1,800 stores.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Exchange Agreement, on July 25, 2022, the Company filed a Certificate of Designation of the Series A with the Nevada Secretary of State. The terms of the Series A are summarized above under Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On July 29, 2022, the Company filed a Certificate of Designation with the Nevada Secretary of State designating a new series of preferred stock as Series B Preferred Stock (the “Series B”). The single authorized share of Series B is entitled to vote with the Company’s common stock as a single class on any matter brought before the shareholders, and the Series B is entitled to a number of votes equal to the greater of (A) 100,000,000 votes, or (B) 50.1% of the Company’s voting power as of the applicable date of determination. Any outstanding Series B will be automatically cancelled upon the Company applying to have its common stock listed on a national securities exchange. As of the date of this Current Report on Form 8-K, the Series B is unissued. The Board authorized the Series B because the Company is not subject to Section 13 of the Securities Exchange Act of 1934, so the protections and disclosure provided by Section 13(d) and the rules and regulations promulgated thereunder do not apply to the Company, and the Series B is intended to enable the Board to act quickly to react to any potential hostile takeover. The auto-cancellation provision was included because the super-voting rights contained in the Series B would violate the rules of a prospective national securities exchange.

The foregoing description of the terms of the Exchange Agreement, the Series A Certificate of Designation, and the Series B Certificate of Designation and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the form of the Exchange Agreement, the Series A Certificate of Designation and the Series B Certificate of Designation, copies which are filed as Exhibits 10.1, 3.1, and 3.2 respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Series A Certificate of Designation
3.2	Series B Certificate of Designation
10.1	Form of Share Exchange Agreement*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and other attachments have been omitted. The Company undertakes to furnish the omitted schedules and attachments to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortium Holdings Corp.

Date: July 29, 2022	By:	/s/ Jay Puchir
	Name:	Jay Puchir
	Title:	Chief Executive Officer